SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2004

QuadraMed Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-21031	52-1992861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12110 Sunset Hills Road, Suite 600, Reston, VA 20190

(Address of principal executive office and zip code)

(703) 709-2300

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

SIGNATURES

EXHIBIT INDEX

EXHIBIT 3.1

EXHIBIT 99.1

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 26, 2004, James E. Peebles was elected to the Company’s Board of Directors, effective immediately. At this time, the Company has not yet determined to which Board committees Mr. Peebles shall be appointed, but the Company shall file an amendment to this Current Report on Form 8-K when such determination has been made.

On November 1, 2004, the Company issued a press release announcing Mr. Peebles’ election to its Board of Directors. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 26, 2004, the Company’s Board of Directors voted to amend Section 2.2 of the Company’s Amended and Restated Bylaws to increase the number of directors on the Company’s Board of Directors from eight to nine. The amendment was effective immediately. Bylaw Section 2.2 previously read as follows:

2.2 Number; Election; Tenure and Qualification. The number of Directors of the Corporation which shall constitute the whole Board shall be eight (8), subject to amendment in accordance with Article FIFTH of the Certificate of Incorporation. In accordance with Article SEVENTH of the Certificate of Incorporation, each director shall serve for a term ending on the date of the first annual meeting following such director’s election; provided, that the term of each Director shall continue until his successor is duly elected and qualified and shall be subject to his earlier death, resignation or removal. Directors need not be stockholders of the Corporation.

Bylaw Section 2.2 has been amended to read as follows:

2.2 Number; Election; Tenure and Qualification. The number of Directors of the Corporation which shall constitute the whole Board shall be nine (9), subject to amendment in accordance with Article FIFTH of the Certificate of Incorporation. In accordance with Article SEVENTH of the Certificate of Incorporation, each director shall serve for a term ending on the date of the first annual meeting following such director’s election; provided, that the term of each Director shall continue until his successor is duly elected and qualified and shall be subject to his earlier death, resignation or removal. Directors need not be stockholders of the Corporation.

The full text of the amended Bylaws is attached hereto as Exhibit 3.1.

On November 1, 2004, the Company issued a press release announcing the amendment to its Bylaws. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibit

Exhibit 3.1	Amended and Restated Bylaws of QuadraMed Corporation

Exhibit 99.1	QuadraMed Corporation Press Release dated November 1, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 1, 2004

QuadraMed Corporation

/s/ John C. Wright
John C. Wright
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Second Amended and Restated Bylaws of QuadraMed Corporation

99.1	QuadraMed Corporation Press Release dated November 1, 2004.